                                                                    Exhibit 10.6

                                SUPPLY AGREEMENT

        This Supply Agreement ("Agreement"), is entered into on May 13, 2002 ("Effective Date") between Oasys Telecom, Inc., a California corporation with offices at 7060 Koll Center Parkway, Suite 340, Pleasanton, CA 94566 ("Oasys"), and Larscom Incorporated, a Delaware corporation with offices at 1845 McCandless Drive, Milpitas, CA 95035 ("Larscom").

        WHEREAS:

        A. Oasys and Larscom are parties to the OEM Agreement (as defined below) pursuant to which Oasys is obligated to manufacture for and supply to Larscom the Products (also defined below);

        B. Larscom is the holder of certain Warrants to purchase equity securities of Oasys issued pursuant to that certain Note and Warrant Purchase Agreement between Larscom and Oasys dated September 7, 2001 ("Note and Warrant Purchase Agreement");

        C. Larscom has expressed to Oasys its concerns regarding the continued performance by Oasys of the OEM Agreement and requested Oasys to provide assurances as to Oasys' continued performance. Among other reasons and to address these concerns, Oasys has requested that Larscom agree to a restructuring of the manufacture and supply arrangements between Oasys and Larscom;

        D. Larscom and Oasys have therefore agreed to terminate the OEM Agreement subject to: (i) the execution of that certain License Agreement dated as of May 13, 2002 between Oasys and Larscom providing for the grant to Larscom of a license to certain Oasys technology to permit Larscom to carry on its business relating to the design, development, manufacture, distribution and support of the Products (as amended, restated or otherwise modified from time to time, the "License Agreement"); and (ii) the execution of this Agreement providing for the placement of a final order for Products, certain prepayments and support services;

        E. Larscom has further agreed, at the request of Oasys and subject to the terms hereof, to surrender the Warrants.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Certain Definitions.

        Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the License Agreement.

        1.1 "Final Order" shall have the meaning set forth in Section 2.1.

        1.2 "OEM Agreement" shall mean the Non-Exclusive OEM Agreement executed by Oasys and Larscom as of May 1, 2001, as amended by Amendment No.1 to the Non-Exclusive OEM Agreement entered into on September 7, 2001.

        1.3 "Purchase Order" shall mean a written or electronic purchase order placed by Larscom to Oasys that specifies the name, part number, quantity and delivery schedule of the Products (unless otherwise agreed by the parties).

        1.4 "Products" shall mean only the products listed on Exhibit A and all related Customer Documentation.

        1.5 "Selected Larscom Customers" shall mean the entities set forth in Exhibit D.

         1.6 "Selected Oasys Customers" shall mean the entities set forth in Exhibit D.

         1.7 "Selected Oasys Partners" shall mean the entities set forth in Exhibit D.

         1.8 "Specifications" shall mean the operating requirements and functionality of the Products as attached hereto as Exhibit B.

         2. SHIPMENT AND DELIVERY OF FINAL ORDERS

         2.1 Final Order. Subject to the terms and conditions of this Agreement and the continued performance by Oasys in accordance with the terms hereof, Larscom agrees to submit to Oasys two (2) Purchase Orders for the purchase of Products, which Purchase Orders shall in the aggregate be not less than ***** ($*****), exclusive of shipping and handling charges (the "Final Order"). The Products purchased under the Final Order shall consist of approximately half (1/2)-loaded equivalent systems.

         2.2 Order and Acceptance. Upon execution of this Agreement, Larscom will submit the Purchase Orders for the purchase of Products to Oasys pursuant to the Final Order. Such Purchase Orders shall have been reviewed by Oasys prior to the Effective Date and be deemed accepted by Oasys upon its execution of this Agreement.

         2.3 Delivery Dates. Unless otherwise agreed to by the parties, each Purchase Order shall specify the date on which the Products must be received by Larscom (the "Delivery Date"). Larscom may schedule regular intervals for deliveries by setting forth the intervals in the Purchase Order. At Larscom's sole expense, Larscom may utilize drop shipment options to any destination specified by Larscom and agreed upon by Oasys. Notwithstanding the foregoing, Oasys shall use all commercially reasonable efforts to deliver the Products purchased under the Final Order not later than six (6) months after the Effective Date. Oasys shall not be responsible for any delays in shipment or any failure to ship to the extent resulting from Larscom's acts or omissions.

         2.4 Shipment Requirements and Risk of Loss. All shipments of Products hereunder shall be F.O.B. Oasys' place of shipment. Title to Products ordered hereunder shall pass from Oasys to Larscom upon Oasys' delivery to Larscom's designated delivery location. Oasys shall immediately advise Larscom of any prospective failure to timely ship the specified quantity of Products.

         2.5 Packaging. Oasys shall preserve, package, handle and pack all Products so as to protect the Products from loss or damage, in conformance with good commercial practice, government regulations and other applicable standards. Static protection shall be provided for Products requiring such packaging. Normal Products will be packaged in appropriate containers labeled with the Larscom mark pursuant to Section 2.7 below. Each package label shall include the following data: (i) quantity and (ii) assembly numbers of Products in package.

         2.6 Condition of Products. All Products shall be new except as otherwise agreed in writing by the parties.

         2.7 Private Labeling. At Oasys' sole cost and expense, Oasys shall manufacture the Products, including the Customer Documentation, ordered by Larscom hereunder as Larscom private label versions, bearing the trademarks, trade names and logos (the "Larscom Marks") and labeling and packaging specified by Larscom and conforming to Larscom specifications for external appearance (which shall not require any material change in form or dimensions of the Products or require commercially unreasonable actions). Neither party is granted any right or interest to the trademarks, marks or trade names of the other party. However, Oasys may reproduce Larscom's Marks, as provided by Larscom, as necessary to fulfill its obligations hereunder.

         2.8 Larscom-Specific Inventory and Tooling. Within sixty (60) days after the Effective Date where practical, but otherwise after delivery to Larscom of all Products pursuant to the Final Order, Larscom shall purchase from Oasys, and Oasys shall sell to Larscom, (i) any and all Larscom-specific inventory (such as labels bearing


Confidential treatment has been requested for portions of this exhibit. The copy herewith omits the information subject to the confidentially request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Larscom's name, logo or trademark but excluding silk screens, stencils and other tooling) owned or controlled by Oasys as of the Effective Date (and not required to fill the Final Order); and (ii) all Larscom-specific tooling owned or controlled by Oasys, including without limitation, all silk screens, stencils and the like that are only usable for Products produced for Larscom. For the avoidance of doubt, Oasys shall have no obligation to sell to Larscom, and Larscom shall have no right to purchase from Oasys, any tooling which is currently Larscom-specific but can be adapted for other uses for other Oasys customers. Oasys will diligently assist Larscom in purchasing all Larscom-specific tooling which is not owned or controlled by Oasys but is, rather, owned or controlled by Oasys' contract manufacturers.

         2.9 Purchase by Larscom. The combined purchase price for all Larscom-specific inventory and tooling to be purchased by Larscom shall be Oasys' net cost for same (excluding any and all indirect costs, cost of labor, overhead expenses and the like) plus ***** (*****%), but where such price calculated in accordance with the foregoing exceeds ***** ($*****), the purchase price for Larscom's purchase of all such inventory and tooling shall be ***** ($*****). Upon request, Oasys will furnish Larscom with copies of invoices, receipts and other supporting documentation. The purchase of any Larscom-specific inventory from Oasys will be pursuant to a separate purchase order issued by Larscom.

         3. PRICES and PAYMENTS

         3.1 Prices. The prices payable by Larscom for Products purchased under the Final Order are set forth in Exhibit C. Such prices shall apply only to the Final Order.

         3.2 Prepayment. Subject to Section 2.2, upon execution of this Agreement, Larscom will advance to Oasys the sum of ***** ($*****) which amount shall be a prepayment in advance on account of the Final Order described in
Section 2.1 above (the "Prepayment"). Oasys hereby accepts the Prepayment, subject to Section 3.4 below. The Prepayment shall first be applied to any amounts due from Larscom pursuant hereto before any invoice shall be submitted to, or be payable by, Larscom. In addition, except as otherwise agreed or specified by Larscom in writing, no payment shall be due and no part of the Prepayment may be applied toward an invoice, unless: (i) Oasys has delivered to Larscom the Products to which such invoice relates; and (ii) Larscom has accepted delivery of such Products, where "accepted" shall mean that Larscom has conducted its inspection of an incoming shipment consistent with the manner in which it conducted similar inspections when receiving shipments of Products under the OEM Agreement. On the first business day after July 1, 2002, if any part or all of the Prepayment has been duly applied to invoice(s) for Products delivered to and accepted by Larscom pursuant to the Final Order, Larscom will make a further one-time advance of such amount as may be needed to restore the sum held by Oasys as the Prepayment to ***** ($*****). Such further advance shall in no event exceed the sum of ***** ($*****).

         3.3 Payment Procedure. Except as otherwise provided in Section 3.2 and subject to the continued performance of Oasys in accordance with the terms of this Agreement, payment for Products shall be net thirty (30) days of delivery to Larscom's place of business or other destination specified by Larscom. Invoices outstanding forty-five (45) days after such delivery and acceptance by Larscom shall be subject to a late charge equal to the lesser of one point five percent (1.5%) per month or the maximum amount permitted by law. Shipping and handling charges under this Agreement shall be consistent and comparable with those amounts charged to Larscom for shipping and handling under the OEM Agreement.

         3.4 Purchase Money Security Interest. As security for the payment and performance of the obligations of Oasys pursuant to this Agreement (and any purchase order, invoice or other document issued in connection herewith and in each case whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined) in an aggregate principal amount of up to


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

$*****, Oasys hereby grants to Larscom a security interest in all of Oasys' right, title and interest in, to and under the following personal property, wherever located and whether now existing or owned or hereafter acquired or arising: (i) the Prepayment (however evidenced and including, without limitation, any accounts, investment property, instruments or chattel paper);
(ii) any and all goods (and any document issued in respect thereof) and general intangibles, of whatever kind or nature (including, without limitation, inventory, equipment spare parts, components, supplies, packing and other materials, maintenance and servicing agreements, warranty claims, licenses and any other contractual rights); (iii) all additions, substitutions, replacements, attachments, accessories and accessions to and for the foregoing (including all software upgrades), (iv) any and all lease, purchase, supply or other contracts for, or with respect to, any of the foregoing; (v) any and all rights to any payments due and payable from Larscom pursuant to this Agreement; and (vi) all products and proceeds (including insurance proceeds) and supporting obligations of any and all of the foregoing. Upon completion of Oasys' supply obligations under the Final Order to the extent of the Prepayment, the foregoing security interest shall terminate and be deemed to be released and discharged in full.

         3.5 UCC. The security interest granted under Section 3.4 is intended to be, and the parties hereby agree that it shall be treated, to maximum extent possible, as a purchase money security interest for the purposes of Article 9 of the California Uniform Commercial Code (as amended from time to time, the "UCC"). Terms not otherwise defined in this section shall, where applicable, have the meaning ascribed to them in the UCC.

         3.6 Oasys' Cooperation. Oasys agrees to take all action which Larscom deems reasonably necessary to perfect the security interest granted in Section
3.4 and authorizes and appoints Larscom as its attorney for the purposes of executing and filing any financing statements (or amendments, assignments, continuations or terminations thereof) in connection with this Agreement and the security interests granted hereunder. Oasys ratifies and authorizes the filing by Larscom of any financing statements filed prior to the date hereof.

         3.7 Enforcement Cost. Oasys agrees to pay or reimburse Larscom for any expenses (including reasonable attorneys fees), costs or liabilities which may be suffered or incurred by Larscom in enforcing or exercising any of its rights or remedies in connection with the security interests granted under Section 3.4 (including, without limitation, costs of collection, repossession, foreclosure, defense of Larscom's rights or interests hereunder or costs in any bankruptcy or insolvency proceedings or work out of Oasys).

         4. REPRESENTATIONS AND WARRANTY; DISCLAIMERS

         4.1 Division of Warranty Obligations. Responsibility to honor warranties for the Products shall be that of the party manufacturing the Products. For the avoidance of doubt, Oasys shall continue to bear the responsibility for all warranty-related obligations for Products manufactured prior to the Effective Date (pursuant to the OEM Agreement) and Products manufactured under this Agreement pursuant to the Final Order or any other Purchase Order submitted by Larscom and accepted by Oasys. Larscom shall be responsible for all warranty-related obligations for any Product manufactured pursuant to the License granted in the License Agreement.

         4.2 Product Warranty. Subject to Section 4.1, Oasys warrants for a period of sixty (60) months after shipment thereof that each Product manufactured by Oasys and purchased by Larscom, including the associated embedded software, shall: be manufactured, processed and assembled by Oasys or by companies under Oasys' direction; subject to item (iii) below, conform materially to its Specifications; comply with the following governmental and industry certification requirements as applicable to each Product:

UL/cUL, NEBS-3 (once such Product has been certified), FCC and CE mark (where applicable, once such Product has been certified) certifications, and materially comply with all other applicable federal, state and local laws and regulations; be free from material defects in material and workmanship; and be free and clear of all liens, encumbrances, restrictions and other claims against title or ownership.


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

         4.3 Exceptions to Warranty Coverage. This warranty is contingent upon proper use of the Products in the application for which they were intended as indicated in the Customer Documentation, and Oasys makes no warranty (express, implied or statutory) for Products that are modified or subjected to accident, misuse, neglect, unauthorized repair or improper testing or storage.

         4.4 Intellectual Property Warranty. Oasys represents and warrants to Larscom that it owns or has the licenses to exercise all rights, including Proprietary Rights, in and to the technology embodied in or used to manufacture the Products, including without limitation, the Software and the Customer Documentation, free of any and all restrictions, liens, encumbrances, settlements, judgments or adverse claims and, except as set forth on Exhibit B of the License Agreement, as owner or licensor of such Proprietary Rights, it has the full power and authority to grant Larscom the rights granted in this Agreement. Larscom acknowledges and agrees that it must obtain its own licenses to use the third-party Software identified on Exhibit B of the License Agreement.

         5. SURRENDER OF WARRANTS.

         Upon execution of this Agreement, Larscom shall surrender to Oasys the following warrants issued pursuant to the Note and Warrant Purchase Agreement dated September 7, 2001 (each a "Warrant" and collectively, the "Warrants"):

             ------------------------- ----------------------
             Date                      Warrants
             ------------------------- ----------------------
               9/7/01                  *****
             ------------------------- ----------------------
              9/25/01                  *****
             ------------------------- ----------------------
             10/26/01                  *****
             ------------------------- ----------------------
             12/17/01                  *****
             ------------------------- ----------------------
             12/27/01                  *****
             ------------------------- ----------------------
             Total                     *****
             ------------------------- ----------------------

         6. TERMINATION OF OEM AND RELATED AGREEMENTS.

         The agreements specified below shall be terminated as follows:

                  (i) the OEM Agreement shall be terminated upon the execution of this Agreement and shall thereafter be of no further force or effect, however, all terms relating to warranty-related obligations shall survive and continue in effect; and

                  (ii) the Note and Warrant Purchase Agreement shall be terminated upon the surrender of Warrants as described in Section 5 above and their cancellation by Oasys and shall thereafter be of no further force or effect, including any and all terms originally listed as surviving any such termination.

         7. RETURN OF PRODUCTS

         7.1 Return Materials Authorization. Subject to the terms and conditions set forth in Section 4.1, if any Product is defective or otherwise not in conformity with the requirements of this Agreement (a "Non-complying Product"), in addition to its other rights and remedies hereunder, Larscom may return the Non-complying Product for replacement or repair at Oasys' expense. ***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

         7.2 RMA. All Products returned by Larscom to Oasys, including Non-complying Products, shall be accompanied by a Return Materials Authorization ("RMA"). Unless further verification is reasonably required by Oasys, Oasys shall supply an RMA within three (3) business days of Larscom's request. If Oasys fails to timely provide the RMA, Larscom may return the Products without an RMA.


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

         7.3 Return Charges. All Non-complying Products returned by Larscom to Oasys, and all replacement or repaired Products shipped by Oasys to Larscom to replace Non-complying Products, shall be shipped each way at Oasys' expense, including transportation charges (round trip charges for replacement or reworked Products). Notwithstanding the foregoing, if it is objectively determined to the reasonable satisfaction of both parties that Products returned hereunder do not constitute "Non-complying Products," Larscom shall reimburse Oasys for any and all of its shipping and handling costs incurred hereunder.

         7.4 Repair Period. Oasys shall return the replacement or reworked Products as soon as possible but in no event later than fifteen (15) business days after receipt of the Non-complying Products from Larscom. If Oasys fails to return the replacement or repaired Products to Larscom in a timely manner, Larscom may reject the Non-complying Products and obtain a full refund of all amounts paid by Larscom for the Products, without any deductions.

         7.5 Duty To Remove Marks. Oasys shall remove from all Products rejected, returned or not purchased by Larscom, Larscom's name or any of Larscom's trademarks, trade names, insignia, part numbers, symbols or decorative designs prior to any other sale, use, or disposition of such Products by Oasys.

         8. PROCESS OR DESIGN CHANGES; COUNTRY OF MANUFACTURE.

         8.1 The following obligations shall be in effect until the last of the Products purchased under the Final Order has been delivered to and accepted by
Larscom:

                  (i) Notice of Changes. Oasys shall give Larscom at least sixty
(60) days' prior written notice of any change to the Products or their Specifications affecting the form, fit and function of the Products. On Larscom's reasonable request, Oasys shall provide evaluation samples and other appropriate information to Larscom.

                  (ii) Safety Standard Changes. Oasys shall immediately give notice to Larscom if any change, upgrade, or substitution is required to make the Products meet applicable safety standards or specifications, excluding any changes which do not affect the Products' form, fit or function.

                  (iii) Country of Origin Certification. Upon Larscom's request, Oasys shall provide Larscom with an appropriate certification stating the country of origin for Products, sufficient to satisfy the requirements of: (a) the customs authorities of the country of receipt and (b) any applicable export licensing regulations, including those of the United States.

                  (iv) Country Of Origin Marking. If and as required, Oasys shall mark each Product, or the container if there is no room thereon, with the country of origin. Oasys shall, in marking Products, comply with the requirements of the customs authorities of the country of receipt.

                  (v) Quality Program. Oasys shall maintain an objective quality program for all Products supplied pursuant to the Final Order. Oasys shall, upon Larscom's request, provide to Larscom copies of Oasys' program and supporting factory test documentation.

         9. SUPPORT.

         9.1 Division of Product Support Obligations. Larscom shall be responsible for all support obligations for any Product manufactured pursuant to the License granted in the License Agreement and all direct first-tier and second-tier support to its customers. Oasys shall continue to bear the responsibility to provide third-tier product support for Products manufactured prior to the Effective Date and Products manufactured under this Agreement pursuant to the Final Order or any other Purchase Order submitted by Larscom and accepted by Oasys; provided, however, that such support obligations (including all obligations under this Section 9) shall terminate six (6) months after the Effective Date. Notwithstanding the foregoing, Oasys shall continue to be responsible for all of its warranty obligations as set forth in Section 4 above.

         9.2 Product Support. Subject to Section 9.1, Oasys shall support Larscom by telephone from 8:00 a.m. through 5:00 p.m., p.t., including direct dial into the equipment of any Larscom customer at any location. On Larscom's reasonable request, Oasys shall travel with Larscom to a Larscom customer site and, if there proves to be a defect in the Product, each of Oasys and Larscom shall bear their own travel and service costs for such on-site call. If the Product is shown not to be defective in any way, Larscom shall pay Oasys at Oasys' then-current consulting rate for all time spent by Oasys personnel and shall reimburse Oasys for its personnel's reasonable travel and living expenses during that on-site visit in accordance with the expense reimbursement procedures described in Section 10.2. The current consulting rate as of the effective date of this Agreement is $150/hr + expenses (M-F, 8:00 am to 5:00 pm) and $225/hr + expenses (nights and weekends).

         9.3 Defect Reports. Oasys shall notify Larscom of the resolution of any defects discovered in any Product and shall provide Larscom with the necessary data, equipment and/or software to allow Larscom to distribute the solution to its customers. Larscom shall periodically supply Oasys with available repair data or defect reports, including field failure rate data, inspection tests and strife tests. On Larscom's request, Oasys shall supply to Larscom available repair data from Oasys' service facilities.

         10. TRANSITION SUPPORT.

         10.1 Transitional Support. During the Transitional Support Period (as defined below) and only during such period, Oasys shall provide transitional support services to Larscom (and such personnel designated by Larscom) to effectively transfer to Larscom all know-how and information relating to the design, development, implementation, manufacture, testing, applications, support, existing capabilities, features, functions, uses, specifications and operation of the Products, set-up of the Testing Equipment and use of the Technology Deliverables so as to permit Larscom to exercise fully its rights under the License Agreement and this Agreement, including without limitation, the right to design, develop, manufacture, test, use, sell, support and improve the Products in accordance with the License Agreement ("Transitional Support"). Upon requests made by Larscom from time-to-time to the Chief Executive Officer or Vice President, Engineering of Oasys, Oasys shall provide up to twenty-four
(24) man-weeks of Transitional Support during the three (3)-month period following the Effective Date (the "Transitional Support Period"). Transitional Support shall consist of tasks to be determined by Larscom. The schedule for Transitional Support shall be mutually agreed upon by the parties and Oasys shall use its best efforts to adhere to the agreed upon schedule for the Transitional Support.

         10.2 Transitional Support Fees. Larscom will pay Oasys for Transitional Support at the hourly rate of *****($*****) and shall pay for reasonable travel, meal and lodging expenses and other expenses incurred by Oasys which are directly related to such Transitional Support, for which Oasys agrees to submit supporting documentation as Larscom may reasonably require. Oasys shall submit to Larscom a weekly statement identifying each Oasys employee performing Transitional Support hereunder, the number of hours spent on a daily basis by each individual providing Transitional Support during such week and a brief description of the Transitional Support services rendered on each day. Oasys shall use commercially reasonable efforts at all times during the Transitional Support Period to make available technically competent, qualified and experienced Oasys employees and avoid last minute substitutions.

         10.3 Certification. Oasys hereby represents and warrants to Larscom that each of the Products excluding the Product identified as Orion 5001 Shelf & Backplane (part no. 815-00074-002): (a) has passed UL/cUL and FCC certification, and (b) has undergone or is presently undergoing the NEBS-3 and, as applicable, CE mark testing and certification processes. Oasys covenants that it will use all commercially reasonable efforts to successfully complete the NEBS-3 and, as applicable, CE mark certification for each of the Products as soon as practicable. Oasys further covenants that for each of the Products for which UL/cUL, FCC, NEBS-3 and CE mark certification is obtained, Oasys will take steps to have Larscom designated as a multiple listee, OEM or like designation with respect to each


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

such Product. As and when received by Oasys, Oasys will provide copies of certifications or other written confirmation of UL/cUL, NEBS-3, FCC and CE mark certifications for the Products and Larscom's designation as a multiple listee, OEM or like designation with respect to each such Product. The obligations of Oasys under this Section 10.3 shall survive any expiration or termination of this Agreement. The parties agree to cooperate and negotiate in good faith to achieve NEBS-3 certification for the Product identified as Orion 5001 Shelf & Backplane (part no. 815-00074-002) and reach agreement upon a fair and equitable cost sharing scheme.

         11. INTELLECTUAL PROPERTY RIGHTS

         11.1 Infringement Indemnity. Oasys shall defend, indemnify and hold Larscom, its affiliates and Customers and their respective directors, officers, employees, agents and representatives harmless from and against any and all claims, actions, damages or other liabilities, including reasonable attorney's fees (collectively, "Damages") arising from any claim that any Product, any portion thereof or any related Proprietary Rights therein or the exercise of such rights, constitutes an infringement or unauthorized use of any third party's intellectual property rights (each, an "Infringement Action"). The foregoing indemnity shall apply to Products supplied by Oasys under the OEM Agreement as well as under this Agreement or manufactured pursuant to the License. Notwithstanding the foregoing, Oasys shall have no obligation to indemnify Larscom against any Infringement Action arising out of: (i) the Larscom Equipment, (ii) the combination of the Larscom Equipment and any Product or (iii) any modification of the Products by Larscom, its affiliates or its customers.

         11.2 Procedures. Larscom shall give Oasys prompt notice of any Infringement Action and shall give Oasys sole authority, information and assistance (at Oasys' expense) to defend against or settle the Infringement Action, provided that Oasys shall not enter into any settlement that affects Larscom's rights or interest without Larscom's prior written approval. Larscom shall at all times have the right to instruct its own counsel and defend and settle any Infringement Action where Oasys has failed to take reasonable and timely steps to defend such action.

         11.3 Indemnity by Larscom. Larscom shall defend, indemnify and hold Oasys, its affiliates and customers and their respective directors, officers, employees, agents and representatives harmless from and against any and all Damages arising from any Infringement Action arising out of: (i) the Larscom Equipment, (ii) the combination of the Larscom Equipment and any Product, to the extent that the claim is attributable to the combination and not the underlying Product, or (iii) any modification of the Products by Larscom, its affiliates or Customers, to the extent that the claim is related to the modification itself and not the underlying Product. Notwithstanding the foregoing, Larscom shall have no obligation to indemnify Oasys against any Infringement Action arising out of items (ii) and (iii) above that is attributable to choice of configuration that is part of the Product features as set forth in the Customer Documentation.

         11.4 Duty To Notify. Oasys shall give Larscom prompt notice of any Infringement Action and shall give Larscom sole authority, information and assistance (at Larscom's expense) to defend against or settle the Infringement Action, provided that Larscom shall not enter into any settlement that affects Oasys' rights or interest without Oasys' prior written approval.

         12. PRODUCT LIABILITY INDEMNIFICATION.

         12.1 Product Liability Indemnification. Oasys shall defend, indemnify and hold Larscom, its affiliates and Customers and their respective directors, officers, employees, agents and representatives harmless from and against any and all Damages (as defined in Section 11, above) specifically resulting from the injury to or death of any person or damage to, or loss or destruction of, any real property or tangible personal property and arising out of any claim that any Product supplied hereunder is defective in design or manufacture. The foregoing indemnity shall also apply to (i) Products supplied by Oasys under the OEM Agreement, and (ii) Products manufactured by Larscom under the license granted by Oasys to Larscom in the License Agreement to the extent arising out of any defects in Oasys' design of the Products. Oasys will not be liable for and will not be obligated to indemnify Larscom against any claim made against a Product to the extent that such claim arises out of a defect in Larscom's manufacture of the Product or out of the use of any Larscom or third party product bundled with and/or sold together and used with the Product in a manner contrary to the published documentation for the Product.

         12.2 Procedures. Larscom shall give Oasys prompt notice of any action hereunder and shall give Oasys sole authority, information and assistance (at Oasys' expense) to defend against or settle such action, provided that Oasys shall not enter into any settlement that adversely affects Larscom's rights or interest without Larscom's prior written approval. Larscom shall at all times have the right to instruct its own counsel and defend and settle any Infringement Action where Oasys has failed to take reasonable and timely steps to defend such action.

         12.3 Exclusion. However, Oasys shall have no indemnification obligation or liability under Section 12.1 for Damages to the extent resulting from: (a) any party's use of a Product in a manner other than for which it was intended,
(b) any party's modification of a Product, (c) the misuse, neglect, damage, unauthorized repair or improper testing or storage of any Product, (d) any party's use of the Larscom Equipment, or (e) Oasys' adherence to Larscom's designs, instructions or directions.

         12.4 Indemnity by Larscom. Larscom shall defend, indemnify and hold Oasys, its affiliates and its customers and their respective directors, officers, employees, agents and representatives harmless from and against any and all Damages specifically resulting from the injury to or death of any person or damage to, or loss or destruction of, any real property or tangible personal property and arising out of any claim that any Larscom Equipment (excluding the Products supplied hereunder), any combination of the Larscom Equipment and any Product or any modification of the Products by Larscom, its affiliates or its customers is defective in design or manufacture.

         12.5 Duty To Notify. Oasys shall give Larscom prompt notice of any action hereunder and shall give Larscom sole authority, information and assistance (at Larscom' expense) to defend against or settle such action, provided that Larscom shall not enter into any settlement that affects Oasys' rights or interest without Oasys' prior written approval.

         13. INSURANCE.

         During the term hereof, Oasys shall maintain, with insurers acceptable to Larscom, the following minimum insurance protecting Oasys and Larscom against liability from damages because of injuries, including death, suffered by persons including employees of Larscom, and liability from damages to property arising from or growing out of Oasys' operations in connection with the performance of this Agreement:

  --------------------------------- -----------------------------------------
  COVERAGE                          LIMITS
  --------------------------------- -----------------------------------------
  Commercial General Liability      $2,000,000 General/Aggregate

                                    $2,000,000 Products/Completed Operations
                                    Aggregate

                                    $1,000,000 Combined Limit/Each Occurrence
  --------------------------------- -----------------------------------------
  Product Liability                 $2,000,000 General Aggregate
  --------------------------------- -----------------------------------------

         14. CONFIDENTIALITY.

         14.1 Each party acknowledges that all information relating to the business, products and operations of the other party which it learns or has learned during or prior to the Term is the valuable, confidential and proprietary information of the disclosing party. The receiving party shall maintain all confidential information disclosed hereunder by the disclosing party in confidence and shall not disclose such information to any third party other than those of its employees or contractors with a need to know such information; provided that each such employee or contractor shall have executed a confidentiality agreement or be otherwise bound by the obligations of the receiving party hereunder. The receiving party shall safeguard the confidential information with the same degree of care which it uses to protect its own confidential information.

         14.2 This Section 14 shall not apply to any information which: (i) is already lawfully in the receiving party's possession (unless received pursuant to a nondisclosure agreement); (ii) is or becomes generally available to the public through no fault of the receiving party; (iii) is disclosed to the receiving party by a third party who may transfer or disclose such information without restriction; (iv) is required to be disclosed by the receiving party as a matter of law (including, without limitation, security law requirements), governmental order or judicial mandate; provided that the receiving party will use all reasonable efforts to provide the disclosing party with prior notice of such disclosure; (v) is disclosed by the receiving party with the disclosing party's approval; and (vi) is independently developed by the receiving party without any use of confidential information. In all cases, the receiving party will use all reasonable efforts to give the disclosing party ten days' prior written notice of any disclosure of information hereunder.

         14.3 Each party acknowledges that any breach of this Section by a receiving party will irreparably harm the disclosing party. Accordingly, on any such breach, the disclosing party shall be entitled to promptly seek injunctive relief in addition to any other remedies which it may have at law or in equity. Disclosure of confidential information under this Agreement may take place for a period of two (2) years from the Effective Date. The confidentiality obligations of the receiving party shall survive and continue for a period of ten (10) years from the date of disclosure.

         15. LIMITATION OF LIABILITY.

         EXCEPT FOR ONE PARTY'S MISAPPROPRIATION OF THE OTHER PARTY'S CONFIDENTIAL INFORMATION OR INTELLECTUAL PROPERTY OR BREACH OF SECTIONS 11 OR 12 ABOVE, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS OR COST OF PROCUREMENT OF SUBSTITUTE GOODS) ARISING OUT OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY EVEN IF THE DEFAULTING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IN NO EVENT SHALL THE AGGREGATE LIABILITY OF ANY PARTY HEREUNDER EXCEED THE AMOUNT OF THE PREPAYMENT UNDER MADE UNDER SECTION 3.2.

         16. TERM AND TERMINATION

         16.1 Term. This Agreement shall be effective as of the Effective Date and shall remain in effect until the later of: (i) the delivery to Larscom of all of the Products purchased pursuant to the Final Order; or (ii) six (6) months after the Effective Date (the "Term").

         16.2 Termination for Breach. If either party materially breaches this Agreement, the other party may terminate this Agreement on thirty (30) days' prior written notice to the other party unless such breach is cured within such thirty (30)-day notice period or, if such breach is curable but cannot with all diligent efforts be cured in thirty (30) days, the breaching party has commenced good faith efforts to cure such breach and provided that the breach is cured within forty five (45) days.

         16.3 Rights Upon Breach. If Oasys terminates this Agreement due to Larscom's uncured breach, Larscom shall remain obligated to pay for Products delivered under any outstanding Purchase Orders submitted by Larscom prior to such termination (and accepted in accordance with Section 3.2). If Larscom terminates this Agreement due to Oasys' uncured breach, Larscom will not be required to purchase Oasys' inventory of Products or work-in-progress made pursuant to the Final Order and Oasys shall immediately refund to Larscom the unapplied portion of the Prepayment, if any.

         16.4 Survival. The following Sections of this Agreement shall survive any termination hereof: 4,9,10,11,12,14,15,16,18,19 and 22 (as applicable).

         17. LIMITED NON-SOLICITATION OF CUSTOMER AND PARTNERS.

         17.1 For a period of six (6) months immediately following the Effective Date, Larscom shall not: (i) directly or indirectly solicit the Selected Oasys Customers (set forth in Exhibit D) for sales of Products or (ii) establish partnerships or joint ventures for the commercialization of Products with Selected Oasys Partners (as set forth in Exhibit D).

         17.2 For a period of six (6) months immediately following the Effective Date, Oasys shall not directly or indirectly solicit the Selected Larscom Customers (set forth in Exhibit D) for sales of Products.

         17.3 A breach of any obligation under this Section 17.3 shall be a material breach for which the non-breaching party may terminate this Agreement under Section 16.2.

         18. OASYS CONTRACT MANUFACTURING.

         Larscom will establish relationships with contract manufacturers other than Symprotek and UMAI for the manufacture of the Products by not later than twelve (12) months after the Effective Date. For the avoidance of doubt, the foregoing obligations do not apply to any product not listed in Exhibit A.

         19. NON-SOLICITATION OF EMPLOYEES.

         For a period of two (2) years from the Effective Date, neither party shall, directly or indirectly, solicit the employment or services of any employee or individual consultant of the other party, without the prior written consent of the other party. Notwithstanding the foregoing, either party may engage in general solicitations of employment not specifically targeted at any of the other party's employees, and either party may hire former employees of the other party.

         20. BUSINESS CONDUCT.

         The parties acknowledge and agree that upon the execution of this Agreement, except as specifically provided in Sections 14,17 and 18 or in
Section 2.2 of the License Agreement, each party will be free to compete within the marketplace for the design, manufacture and sale of communications products. Having regard to the past relationship of the parties, and the ongoing relationship pursuant to this Agreement and the License Agreement, each party agrees to use commercially reasonable efforts to avoid any undue malicious conduct with respect to each other's position in the marketplace. To this end, the executive management of each party will endeavor to foster within that party's organization an atmosphere of respect for the other party, to the extent it is commercially reasonable to do so.

         21. NON-EXCLUSIVIEY; NO FURTHER OBLIGATIOND.

         The parties expressly acknowledge and agree that this Agreement does not create an exclusive supply or purchase relationship. Except as expressly provided in Sections 17.1 and 18, Larscom may freely engage any third-party suppliers and manufacturers to meet its product supply needs and solicit business from any potential customers. Except as expressly provided in Section 17.2, Oasys may freely deal with any potential customers of its products.

         22. MISCELLANEOUS

         22.1 Entire Agreement. This Agreement, including its Exhibits A through D, constitutes the entire agreement between the parties, supersedes all prior communications, representations, negotiations and agreements, whether oral or written and may only be modified in a writing signed by an authorized representative of each party.

         22.2 Amendment. No agreements amending, modifying or supplementing the terms hereof shall be effective except by means of a written document signed by the duly authorized representatives of both parties.

         22.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Oasys, Larscom and their respective successors and permitted assigns. Either party may at any time assign or otherwise transfer to any other person or entity all or part of its rights or obligations under this Agreement in connection with an acquisition of all or substantially all of its assets or business relating to the Products or this Agreement or an acquisition of a controlling interest in its equity securities or in connection with a merger, consolidation, reorganization or other like transaction. Except as provided herein, neither party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld (and any purported assignment without such consent shall be void).

         22.4 Notices. All notices, consents or approvals required by this Agreement shall be in writing and shall be deemed given five (5) days after being sent by certified or registered air mail, postage prepaid, or when received after being sent by facsimile (confirmed by such certified or registered mail) or by commercial overnight courier service with tracking capabilities, to the parties at the addresses provided below or such other addresses as may be designated in writing by the respective parties pursuant to the terms of this notice provision:

         Initial Addresses for Notice:
         Oasys Telecom, Inc.                     Larscom Incorporated
         7060 Koll Center Parkway, Suite 340     1845 McCandless Drive
         Pleasanton, CA  94566                   Milpitas, CA 95035
         Attn: Mr. Gerard Miille, CEO            Attn: Chief Executive Officer

         22.5 Governing Law. This Agreement shall be governed by and construed in accordance with California law as applied to transactions taking place in California between California residents. All disputes between the parties arising out of or relating to this Agreement (other than actions seeking only equitable remedies) shall be settled by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association by an arbitrator who is knowledgeable about telecommunications equipment. The arbitrator may award any legal or equitable remedy and may, in his discretion, require one party to pay the costs of the arbitration as well as the fees and expenses, including reasonable attorneys' fees, of the other party. In the absence of any such ruling, each party shall bear its own costs in connection with an arbitration proceeding hereunder and the parties shall share the costs of the arbitration equally.

         22.6 Headings. Headings included herein are for convenience only and shall not be used to interpret or construe this Agreement.

         22.7 Severability. If any provision of this Agreement shall be held void, invalid, illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and fully enforceable.

         22.8 Construction of Agreement. This Agreement is the product of extensive negotiations between the parties hereto and no party shall be deemed the drafter of this Agreement. No portion of this Agreement shall be construed against any party as drafter.

         22.9 No Joint Venture. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between the parties. Except as expressly set forth, no party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party, and the relationship of the parties is, and at all times shall continue to be, that of independent contractors.

         22.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         22.11 No Publicity. No press releases or publicity of any kind related to this Agreement shall be made by one party hereto without the prior written consent of the other party. Notwithstanding the foregoing, the obligations contained in this Section 22.11 shall not apply to the extent that disclosure and publicity is necessary: (i) to comply with any law, order or regulation of a governmental agency or a court of competent jurisdiction (including, without limitation, any securities law requirement); except, however, that a party will use reasonable efforts to seek confidential treatment of the economic terms herein, it being understood that such treatment is at the discretion of the securities regulation authorities and no assurances of such treatment can be given; or (ii) in perfecting any security interest pursuant to this Agreement or the License Agreement. In addition to the foregoing, Larscom shall be permitted to disclose the existence of the License Agreement and the Supply Agreement (but excluding the economic terms herein) to authorized sublicensees as described in Section 2.2 of the License Agreement and, subject to Article 17, to any of prospective customers.

         22.12 Force Majeure. Neither party shall be liable to the other for its failure to perform any obligations under this Agreement during any period in which such performance is rendered impracticable or impossible due to circumstances beyond its reasonable control, including acts of God, floods, earthquakes, riots or other hostilities, strikes or government actions, provided that the party experiencing the delay promptly notifies the other of the delay.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Larscom Incorporated                       Oasys Telecom, Inc.

By: /s/ Daniel L. Scharre                  By: /s/ Gerard Miille
    ---------------------                      -----------------

Name: Daniel L. Scharre                    Name: Gerard Miille
     ------------------                         --------------

Title: President and Chief                 Title: President and Chief
         Executive Officer                          Executive Officer
         -----------------                          -----------------

                                    Exhibit A

                                    PRODUCTS

 ---------------- --------------------------------------------------------------
 Part Number      Item
 ---------------- --------------------------------------------------------------
 815-00063-001    Orion 5000 23" Shelf & Backplane
 ---------------- --------------------------------------------------------------
 815-00073-002    Orion 5000 19" Shelf & Backplane
 ---------------- --------------------------------------------------------------
 810-00062-010    MPU Module with Ethernet Aux Board, -48V
 ---------------- --------------------------------------------------------------
 810-00068-012    Programmable M13 Module, T1, -48V, "+" Version
 ---------------- --------------------------------------------------------------
 810-00068-003    Programmable M13 Module, E1, -48V
 ---------------- --------------------------------------------------------------
 810-00068-009    T3-Only M13 Module, -48V
 ---------------- --------------------------------------------------------------
 810-00067-002    OMX-3 Module, -48V
 ---------------- --------------------------------------------------------------
 810-00066-001    M13 IN Rim
 ---------------- --------------------------------------------------------------
 810-00065-001    M13 OUT Rim
 ---------------- --------------------------------------------------------------
 810-00069-002    OMX3 IN Rim
 ---------------- --------------------------------------------------------------
 810-00069-001    OMX3 OUT Rim
 ---------------- --------------------------------------------------------------
 815-00050-009    Module Blank
 ---------------- --------------------------------------------------------------
 835-00081-002    RIM Blank
 ---------------- --------------------------------------------------------------

 ---------------- --------------------------------------------------------------
 815-00077-002    Orion 5003 Shelf & Backplane, 1 MPU w/Aux, 2 OMX-3's
 ---------------- --------------------------------------------------------------
 815-00074-002    Orion 5001 Shelf & Backplane, 1 MPU w/Aux, 2 T3-Only M13's
 ---------------- --------------------------------------------------------------
 810-00062-009    MPU Module with Ethernet Aux Board, -48 V, no faceplate
 ---------------- --------------------------------------------------------------
 810-00067-003    OMX-3 Module, -48V, no faceplate
 ---------------- --------------------------------------------------------------
 810-00068-006    T3-Only M13 Module, T1, -48V, no faceplate
 ---------------- --------------------------------------------------------------

 ---------------- --------------------------------------------------------------
 815-00011-xxx    Cable, UID, Various lengths
 ---------------- --------------------------------------------------------------
 815-00055-xxx    Cable, Null Modem, Various lengths
 ---------------- --------------------------------------------------------------
 815-00064-xxx    Cable, RIM to Champ Plug, Various lengths
 ---------------- --------------------------------------------------------------
 815-00065-xxx    Cable, Champ Receptacle to Champ Receptacle, Various Lengths
 ---------------- --------------------------------------------------------------
 815-00066-xxx    Cable, Champ Receptacle to Wirewrap, Various Lengths
 ---------------- --------------------------------------------------------------
 815-00069-xxx    Cable, Champ Receptacle to Champ Plug, Various Lengths
 ---------------- --------------------------------------------------------------
 815-00082-001    Cable, OMX3 Rim to M13 Rim, 14"
 ---------------- --------------------------------------------------------------
 815-00082-002    Cable, OMX3 Rim to M13 Rim, 24"
 ---------------- --------------------------------------------------------------
 815-00033-xxx    Cable, DS3 Coax, Straight BNC's, Various Lengths
 ---------------- --------------------------------------------------------------
 815-00053-xxx    Cable, DS3 Coax, Straight/Right Angle BNC's, Various Lengths
 ---------------- --------------------------------------------------------------
 131-00004-001    Adapter, Right Angle, BNC, Male-to-Female
 ---------------- --------------------------------------------------------------

 ---------------- --------------------------------------------------------------
 890-00009-002    Version 4.1 Basic Software including terminal, telnet, SNMP,
                    & Web Server
 ---------------- --------------------------------------------------------------
 ---              Operations Manuals, Various
 ---------------- --------------------------------------------------------------

 ---------------- --------------------------------------------------------------

                                    Exhibit B

                                 Specifications

Please see attached Oasys product specification sheets for:

1.   Mini-Mux 155 (OC-3/STM-1)

2.   Mini-Mux 280 M13 Multiplexer

3.   Exchange Mux II Avanced Multiplexer


                        [To be attached prior to signing]

                                    Exhibit C

                                     Prices

Oasys Transfer Price Discount Schedule Effective for Deliveries After August 28, 2001

------------------------------------------------------------------------------------------------------------------------------
M1-3 Prog 23"                                            Attachment A
------------------------------------------------------------------------------------------------------------------------------
2RU SHELF            Programmable M1-3 with STS-1 & T3 Capability -- 1 Redundant Pair of M1-3s
------------------------------------------------------------------------------------------------------------------------------
Part Number          Description                         Oasys List Price      QTY    Oasys Total    Discount    Cost to
                                                                                      List           per unit    Larscom
------------------------------------------------------------------------------------------------------------------------------
815-00063-001        23" Shelf                           $ *****              *****   $    *****    *****%       $*****

-------------------------------------------------------------------------------------------------------------------------
890-00009-002        Software Latest Rel. incl. SNMP     $ *****              *****   $    *****    *****%       $*****

-------------------------------------------------------------------------------------------------------------------------
810-00062-010        MPU -48V w/Aux. Board               $ *****              *****   $    *****    *****%       $*****

Included in MPU      Ethernet Daughter Board             $ *****              *****   $    *****    *****%       $*****

-------------------------------------------------------------------------------------------------------------------------
Included in Sftwre   SNMP Upgrade (1 per MPU)            $ *****              *****   $    *****    *****%       $*****

-------------------------------------------------------------------------------------------------------------------------
700-00052-004*       Total Starter Kit (Larscom)         $ *****                      $    *****    *****%       $*****

------------------------------------------------------------------------------------------------------------------------------
*All Starter Kits Discounts per Line Item  Do not Apply to Individual Component Purchases.
------------------------------------------------------------------------------------------------------------------------------
810-00068-004        M13 MUX (PM1-3)                     $ *****              *****   $    *****    *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------
810-00068-003        M13 MUX (E1)                        $ *****              *****   $   *****     *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------
810-00065-001        Output RIM                          $ *****              *****   $    *****    *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------
810-00066-001        Input RIM                           $ *****              *****   $    *****    *****%       $ *****
---------------------------------------------------------------------------------------------------------------------------
815-00050-009        Module, Blank, 1 Slot Wide (Lars)   $ *****              *****   $    *****    *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------
815-00071-001        RIM, Blank                          $ *****              *****   $    *****    *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------
Total M1-3 Kit                                           $ *****                      $    *****    *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------

Total Starter & M1-3 Kit                                 $ *****                      $    *****    *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------

815-00064-002        Cable, 28DS1/E, 10'                 $ *****              *****   $    *****    *****%       $ *****

------------------------------------------------------------------------------------------------------------------------

815-00011-002        Cable, Craft, 15'                   $ *****              *****   $    *****    *****%       $ *****

------------------------------------------------------------------------------------------------------------------------
Total Cables                                             $ *****                      $    *****    *****%       $ *****

---------------------------------------------------------------------------------------------------------------------------

Grand Total                                              $ *****                      $    *****    *****%       $ *****

------------------------------------------------------------------------------------------------------------------------------

T3 ONLY 23"
------------------------------------------------------------------------------------------------------------------------------
2RU SHELF             M1-3 with T3 CAPABILITY ONLY -- 1 Redundant Pair of M1-3s
------------------------------------------------------------------------------------------------------------------------------
Part Number          Description                         Oasys List Price      QTY    OasysTotal     Discount    Cost to
                                                                                      List           per unit    Larscom
------------------------------------------------------------------------------------------------------------------------------
815-00063-001        23" Shelf                            $  *****            *****   $  *****         *****%       $    *****

-----------------------------------------------------------------------------------------------------------------
890-00009-002        Software Latest Rel. incl. SNMP      $  *****            *****   $  *****         *****%       $    *****

-----------------------------------------------------------------------------------------------------------------
810-00062-010        MPU -48V w/Aux. Board                $   *****           *****   $  *****         *****%       $    *****

-----------------------------------------------------------------------------------------------------------------

Included in MPU      Ethernet Daughter Board              $  *****            *****   $  *****         *****%       $    *****

-----------------------------------------------------------------------------------------------------------------
Included in Sftwre   SNMP Upgrade (1 per MPU)             $  *****            *****   $  *****         *****%       $    *****

------------------------------------------------------------------------------------------------------------------
700-00052-004*       Total Starter Kit (Larscom)          $  *****                    $  *****         *****%       $    *****

--------------------------------------------------------------------------------------------------------------------------
*All Starter Kits Discounts per Line Item  Do not Apply to Individual Component Purchases

--------------------------------------------------------------------------------------------------------------------------
810-00068-009        M13 MUX -T3 ONLY                     $ *****             *****   $  *****         *****%       $    *****

--------------------------------------------------------------------------------------------------------------------
810-00065-001        Output RIM                           $  *****            *****   $  *****         *****%       $    *****

--------------------------------------------------------------------------------------------------------------------
810-00066-001        Input RIM                            $  *****            *****   $  *****         *****%       $    *****

-----------------------------------------------------------------------------------------------------------------------
815-00050-009        Module, Blank, 1 Slot Wide (Lars)    $  *****            *****   $  *****         *****%       $    *****

-----------------------------------------------------------------------------------------------------------------------
815-00071-001        RIM, Blank                           $  *****            *****   $  *****         *****%       $    *****

-----------------------------------------------------------------------------------------------------------------------
Total M1-3 Kit                                            $  *****            *****   $  *****         *****%       $    *****

------------------------------------------------------------------------------------------------------------------------------


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.



------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Starter & M1-3 Kit                                  $ *****                          $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
815-00064-002        Cable, 28DS1/E, 10'                  $ *****              *****       $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00011-002        Cable, Craft, 15'                    $ *****              *****       $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Cables                                              $ *****                          $ *****      *****      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Grand Total                                               $ *****                          $ *****      *****      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
T3 ONLY

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
1RU Shelf             M1-3 with T3 CAPABILITY ONLY -- 1 Redundant Pair of M1-3s, 1MPU
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Part Number          Description                         Oasys List Price      QTY    OasysTotal     Discount    Cost to
                                                                                      List           per unit    Larscom
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     1 RU Box                                                  *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     Software Latest Rel. incl. SNMP                           *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     MPU -48V w/Aux. Board                                     *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in MPU      Ethernet Daughter Board                                   *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in Sftwre   SNMP Upgrade                                              *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     M13 MUX (No E1)                                           *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     Output RIM                                                *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     Input RIM                                                 *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
700-00056-001        Total 1 Ru Box                       $ *****              *****       $ *****      *****      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00064-002        Cable, 28DS1/E, 10'                  $ *****              *****       $ *****      *****      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00011-002        Cable, Craft, 15'                    $ *****              *****       $ *****      *****      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Cables                                              $ *****                          $ *****      *****      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Grand total                                               $ *****                          $ *****      *****      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
OC3 Only

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
1RU Shelf            1 Pair OC3 with 1 MPU
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Part Number          Description                         Oasys List Price      QTY    OasysTotal     Discount    Cost to
                                                                                      List           per unit    Larscom
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     1 RU Box                                                  *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     Software Latest Rel. incl. SNMP                           *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     MPU -48V w/Aux. Board                                     *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in MPU      Ethernet Daughter Board                                   *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in Sftwre   SNMP Upgrade                                              *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     OC3/DS3 MUX                                               *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     Output RIM                                                *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                     Input RIM                                                 *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
700-00057-001        Total 1 Ru Shelf                     $ *****              *****       $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TBD                  TBD OC3                              $ *****              *****       $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00011-002        Cable, Craft, 15'                    $ *****              *****       $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Cables                                              $ *****              *****       $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Grand total                                               $ *****                          $ *****      *****%     $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
M1-3 Prog 19"

------------------------------------------------------------------------------------------------------------------------------


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


------------------------------------------------------------------------------------------------------------------------------
2RU SHELF          Programmable M1-3 with STS-1 & T3 Capability -- 1 Redundant Pair of  M1-3s

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Part Number        Description                          Oasys List Price    QTY          OasysTotal     Discount    Cost to
                                                                                         List           per unit    Larscom
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00073-001      19" Shelf                            $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
890-00009-002      Software Latest Rel. incl. SNMP      $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00062-010      MPU -48V w/Aux. Board                $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Included in MPU    Ethernet Daughter Board              $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in Sftwre SNMP Upgrade (1 per MPU)             $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
700-00053-002*     Total Starter Kit (Larscom)          $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
*All Starter Kits Discounts per Line Item  Do not Apply to Individual Component Purchases.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00068-004      M13 MUX (PM1-3)                      $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00068-003      M13 MUX (E1PM13E)                    $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00065-001      Output RIM                           $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00066-001      Input RIM                            $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
815-00050-009      Module, Blank, 1 Slot Wide (Lars)    $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00071-001      RIM, Blank                           $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total M1-3 Kit                                          $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Starter & M1-3 Kit                                $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00064-002      Cable, 28DS1/E, 10'                  $ *****             *****        $ *****        *****%      $ *****
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00011-002      Cable, Craft, 15'                    $ *****             *****        $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Cables                                            $ *****             *****        $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Grand Total                                             $ *****             *****        $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
T3 ONLY 19"

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
2RU SHELF          M1-3 with T3 CAPABILITY ONLY -- 1 Redundant Pair of M1-3s
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Part Number        Description                        Oasys List Price    QTY            OasysTotal     Discount     Cost to
                                                                                         List           per unit     Larscom
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00073-001      19" Shelf                          $ *****             *****          $ *****       *****%       $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
890-00009-002      Software Latest Rel. incl. SNMP    $ *****             *****          $  *****       *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
810-00062-010      MPU -48V w/Aux. Board              $ *****             *****          $  *****       *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in MPU    Ethernet Daughter Board            $  *****            *****          $  *****       *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in Sftwre SNMP Upgrade (1 per MPU)           $ *****             *****          $  *****       *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
700-00053-002*     Total Starter Kit (Larscom)        $ *****             *****          $  *****       *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
*All Starter Kits Discounts per Line Item  Do not Apply to Individual Component Purchases.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00068-009      M13 MUX -T3 ONLY                   $ *****             *****          $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00065-001      Output RIM                         $ *****             *****          $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00066-001      Input RIM                          $ *****             *****          $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00050-009      Module, Blank, 1 Slot Wide (Lars)  $ *****             *****          $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00071-001      RIM, Blank                         $ *****             *****          $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total M1-3 Kit                                        $ *****             *****          $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Starter & M1-3 Kit                              $ *****             *****          $ *****        *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00064-002      Cable, 28DS1/E, 10'                $ *****             *****          $ *****        *****%      $ *****



***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


------------------------------------------------------------------------------------------------------------------------------
815-00011-002        Cable, Craft, 15'                    $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Cables                                              $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Grand Total                                               $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
OC3/DS3 Prog 23"

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
2RU SHELF             1 Redundant Pair of OC3/DS3 Cards
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Part Number          Description                         Oasys List Price      QTY    OasysTotal     Discount    Cost to
                                                                                      List           per unit    Larscom
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00063-001        23" Shelf                            $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
890-00009-002        Software Latest Rel. incl. SNMP      $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
810-00062-010        MPU -48V w/Aux. Board                $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in MPU      Ethernet Daughter Board              $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in Sftwre   SNMP Upgrade (1 per MPU)             $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
700-00052-004*       Total Starter Kit                    $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
*All Starter Kits Discounts per Line Item  Do not Apply to Individual Component Purchases.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00067-002        OC3 to DS3 Cards                     $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00069-001        Output RIM                           $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00069-002        Input RIM                            $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00050-009        Module, Blank, 1 Slot Wide (Lars)    $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00071-001        RIM, Blank                           $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total OC3/DS3 Kit                                         $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Starter & OC3/DS3 Kit                               $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TBD                  TBD OC3                              $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00011-002        Cable, Craft, 15'                    $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Cables                                              $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Grand Total                                               $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
OC3/DS3 19"

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
2RU SHELF             1 Redundant Pair of OC3/DS3 Cards
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Part Number          Description                         Oasys List Price      QTY    OasysTotal     Discount    Cost to
                                                                                      List           per unit    Larscom
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00073-001        19" Shelf                            $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
890-00009-002        Software Latest Rel. incl. SNMP      $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00062-010        MPU -48V w/Aux. Board                $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in MPU      Ethernet Daughter Board              $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Included in Sftwre   SNMP Upgrade (1 per MPU)             $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
700-00053-002*       Total Starter Kit                    $ *****                     $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
*All Starter Kits Discounts per Line Item  Do not Apply to Individual Component Purchases.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00067-002        OC3 to DS3 Cards                     $ *****             *****   $ *****         ****%       $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00069-001        Output RIM                           $ *****             *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
810-00069-002        Input RIM                            $*****              *****   $ *****         *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------


***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


------------------------------------------------------------------------------------------------------------------------------
815-00050-009      Module, Blank, 1 Slot Wide (Lars)    $ *****           *****      $ *****      *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00071-001      RIM, Blank                           $ *****           *****      $ *****      *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total OC3/DS3 Kit                                       $ *****           *****      $ *****      *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Starter & OC3/DS3 Kit                             $ *****           *****      $ *****      *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TBD                TBD OC3                              $ *****           *****      $ *****       *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
815-00011-002      Cable, Craft, 15'                    $ *****           *****      $ *****     *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Cables                                            $  *****          *****      $ *****     *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Grand Total                                             $  *****          *****      $ *****     *****%      $ *****

------------------------------------------------------------------------------------------------------------------------------

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D

                        LIMITED NON-SOLICITATION PARTIES


I.  Selected Oasys Customers

         *****

         *****

         *****

         *****

         *****

         *****

         *****

         *****

         *****

         *****

         *****

         *****

II.  Selected Larscom Customers

         *****

         *****

         *****

III.  Selected Oasys Partners

         *****

         *****









***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.